Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
The Company is obligated under various non-cancelable operating leases for equipment and facilities, some of which contain renewal options. At December 31, 2018, future minimum lease commitments under non-cancelable operating leases were approximately $27.1 million with required payments of $8.6 million in 2019, $5.9 million in 2020, $4.1 million in 2021, $3.2 million in 2022, $2.4 million in 2023, and $2.9 million thereafter. The Company recorded $11.9 million, $11.5 million and $11.9 million of rent expense for the years ended December 31, 2018, 2017 and 2016, respectively.
In June 2017, the Company's wholly-owned subsidiary Mold-Masters (2007) Limited completed the sale of two properties ("Properties") in Halton Hills, Ontario, Canada for CAD $14.25 million, or approximately USD $10.7 million, and simultaneously entered into agreements to lease back the Properties. Due to the existence of a prohibited form of continuing involvement, the transactions did not qualify for sale-leaseback accounting and as a result have been accounted for as financing transactions under lease accounting standards. Under the financing method, the assets will remain on the Company's Consolidated Balance Sheets and the proceeds received from the transactions are reported as a financing obligation. The leases have fifteen year terms with a total of approximately CAD $16.7 million, or approximately USD $12.6 million, to be paid over the term of the leases in accordance with the base rent schedule included in the lease agreements. At December 31, 2018, the liability under the financing transactions was $10.1 million which is included in other current liabilities and other noncurrent accrued liabilities in the Consolidated Balance Sheets.
In December 2017, the Company completed the sale of certain manufacturing equipment in the Company's Advanced Plastic Processing Technologies segment. The Company received proceeds of $8.0 million in January 2018 from the sale and recorded a loss of $0.4 million during the year ended December 31, 2017. In connection to the sale, the Company simultaneously entered into an agreement to lease back the equipment for a period of six years with a total of approximately $8.0 million to be paid over the term of the lease in accordance with the rent schedule included in the lease agreement. The lease has been classified as an operating lease and the Company has an option to purchase the equipment at the future fair value upon expiration of the lease.
The Company is involved in environmental remedial investigations and actions at certain locations where the Company has been designated a potentially liable party. The Company is also from time to time involved in various other loss contingencies, including tax and legal contingencies that arise during the normal course of business. The Company accrues for a loss contingency when it is probable that a liability has been incurred and the amount of such loss can be reasonably estimated. Accruals for estimated losses from environmental remediation obligations are recognized no later than the completion of a remediation feasibility study. The accruals are adjusted as further information becomes available or circumstances change. Environmental costs have not been material at the Company’s sites. At this time, the Company believes that the results of any such contingencies, either individually or in the aggregate, will not have a materially adverse effect on the Company’s results of operations or financial condition. However, the outcome of any litigation cannot be predicted with certainty. An unfavorable resolution of one or more pending matters could have a materially adverse impact on the Company’s results of operations or financial condition in the future.